
Chesapeake Financial Shares, Inc.
Publicly Traded Comparable Analysis
------------------------------------------------------------------------------------------------------------------------------------

                                     Scott & Stringfellow Research Community Bank Peer Group
                                                Balance Sheet Ratios and Statistics


                                                       (1)      (2)        (3)       (4)        (5)      (6)         (7)         (8)
                                                                LTM        LTM
                                                              Asset    Deposit
                                                     Total   Growth     Growth   Equity/      Loans/    NPAs/   Reserves/  Reserves/
                                         Ticker     Assets     Rate       Rate    Assets    Deposits   Assets       NPAs       Loans
Institution Name                         Symbol     ($000)      (%)        (%)       (%)         (%)      (%)        (%)         (%)
------------------------------------------------------------------------------------------------------------------------------------
 1.American National Bankshares           AMNB     571,365     1.39       3.26     11.93       85.62     0.11     834.91        1.40
   Incorporated
 2.BOE Financial Services of VA           BSXT     220,011    10.68      14.57      9.24       85.35     0.38     256.96        1.33
 3.Central Virginia Bankshares, Inc.      CVBK     267,819    26.75      23.82      8.34       66.28     0.23     322.99        1.33
 4.Eastern Virginia Bankshares, Inc.      EVBS     500,741    15.68      14.20     10.02       89.29     0.81     140.62        1.48
 5.First United Corporation               FUNC     822,690    -1.19      -0.22      9.12      101.02     0.31     243.69        0.99
 6.National Bankshares, Incorporated      NKSH     649,823     0.20      -0.79     10.69       71.81     0.14     550.34        1.17
 7.Peoples Bancorp of North Carolina,
   Inc.                                   PEBK     626,488     6.15       3.60      7.36      100.20     1.42      80.07        1.41
 8.Resource Bankshares Corporation        RBKV     608,804    30.09      11.54      4.98       88.95     0.10     711.15        1.12
 9.Southern Financial Bancorp, Inc.       SFFB     821,136    12.81      13.45      8.25       77.64     0.19     567.30        1.70
10.Union Bankshares Corporation           UBSH   1,021,755    10.58      12.85      9.57       82.36     0.17     489.50        1.26

------------------------------------------------------------------------------------------------------------------------------------
   Median                                          617,646    10.63      12.20      9.18       85.49     0.21     406.25        1.33
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Chesapeake Financial Shares, Inc.      CPKF     266,135    13.52      13.84      8.44       79.89     0.02         NM        1.52
------------------------------------------------------------------------------------------------------------------------------------

Chesapeake Financial Shares, Inc.
Publicly Traded Comparable Analysis

---------------------------------------------------------------------------------------------------------------------------

                                 Scott & Stringfellow Research Community Bank Peer Group
                                               Profitability Statistics

                                                   (1)         (2)          (3)     (4)     (5)         (6)            (7)
                                                   Net                 Non-Int.     LTM     LTM    Dividend          Proj.
                                              Interest  Efficiency      Income/    Core    Core      Payout      2002-2003
                                                Margin       Ratio   Oper. Rev.    ROAA    ROAE       Ratio     EPS Growth
   Institution Name                                (%)         (%)          (%)     (%)     (%)         (%)            (%)
   ------------------------------------------------------------------------------------------------------------------------
 1.American National Bankshares Incorporated      4.28       46.61        19.78    1.62   13.93       43.95           6.13
 2.BOE Financial Services of VA                   4.15       59.83        12.78    1.01   11.17       28.57             NA
 3.Central Virginia Bankshares, Inc.              4.06       63.24        18.98    1.05   12.34       34.62             NA
 4.Eastern Virginia Bankshares, Inc.              4.65       53.13        12.66    1.25   12.13       43.70             NA
 5.First United Corporation                       4.19       60.13        24.11    1.14   13.04       42.99           6.29
 6.National Bankshares, Incorporated              4.46       49.39        17.78    1.33   12.93       36.18           5.28
 7.Peoples Bancorp of North Carolina, Inc.        3.31       64.73        25.06    0.40    5.31       38.10          11.68
 8.Resource Bankshares Corporation                2.63       76.63        62.80    0.91   17.65       32.50           9.36
 9.Southern Financial Bancorp, Inc.               4.31       44.65        15.34    1.22   16.42       19.92          10.05
10.Union Bankshares Corporation                   4.39       59.93        30.30    1.31   13.91       29.52           6.98

   ------------------------------------------------------------------------------------------------------------------------
   Median                                         4.24       59.88        19.38    1.18   12.99       35.40           6.98
   ------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------
   Chesapeake Financial Shares, Inc.              5.09       64.56        38.97    1.14   13.55       21.46          10.97
   ------------------------------------------------------------------------------------------------------------------------


Chesapeake Financial Shares, Inc.
Publicly Traded Comparable Analysis
----------------------------------------------------------------------------------------------------------------------

                                 Scott & Stringfellow Research Community Bank Peer Group
                                               Valuation Statistics

                                                        (1)          (2)                     (3)        (4)        (5)
                                                                                          Price/     Price/
                                                     Recent     One Year                     LTM       Proj.     Price/
                                                      Stock    Avg Daily                    Core       2002     Stated
                                                      Price       Volume                     EPS        EPS       Book
     Institution Name                                   ($)     (Actual)                     (x)        (x)        (x)
     -----------------------------------------------------------------------------------------------------------------
   1.American National Bankshares Incorporated        26.13        5,978                   16.64      16.03       2.23
   2.BOE Financial Services of VA                     20.75        1,041                   11.40      10.92       1.20
   3.Central Virginia Bankshares, Inc.                14.70        2,155                   11.48      13.13       1.29
   4.Eastern Virginia Bankshares, Inc.                18.25        1,197                   15.34      15.87       1.78
   5.First United Corporation                         17.00        3,548                   11.26      10.69       1.38
   6.National Bankshares, Incorporated                28.10        1,829                   11.56      10.60       1.42
   7.Peoples Bancorp of North Carolina, Inc.          14.00        3,007                   18.18      10.22       0.95
   8.Resource Bankshares Corporation                  19.86        3,425                   12.98      11.61       2.02
   9.Southern Financial Bancorp, Inc.                 31.00        9,169                   13.36      14.16       1.96
  10.Union Bankshares Corporation                     27.43        7,165                   16.52      15.95       2.12

     -----------------------------------------------------------------------------------------------------------------
     Median                                                                                13.17      12.37       1.60
     -----------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------
     Chesapeake Financial Shares, Inc.                22.75          336                   10.39       9.90       1.30
                                                      26.00 [GRAPHIC OF ARROW REMOVED HERE]11.87      11.31       1.49
                                                      27.00 [GRAPHIC OF ARROW REMOVED HERE]12.33      11.75       1.54
                                                      28.00 [GRAPHIC OF ARROW REMOVED HERE]12.79      12.18       1.60
                                                      29.00 [GRAPHIC OF ARROW REMOVED HERE]13.24      12.62       1.66
     -----------------------------------------------------------------------------------------------------------------




Chesapeake Financial Shares, Inc.
Publicly Traded Comparable Analysis
-----------------------------------------------------------------------------------------------------------------------------------

      Banks in the Southeast with assets $200-$500 million; Equity / Assets 7%-10%; LTM Core ROAA > 1.0%; non merger target
                                                Balance Sheet Ratios and Statistics


                                                      (1)      (2)      (3)        (4)        (5)      (6)         (7)         (8)
                                                               LTM      LTM
                                                             Asset  Deposit
                                                    Total   Growth   Growth    Equity/     Loans/    NPAs/   Reserves/   Reserves/
                                         Ticker    Assets     Rate     Rate     Assets   Deposits   Assets        NPAs       Loans
   Institution Name                      Symbol    ($000)      (%)      (%)        (%)        (%)      (%)         (%)         (%)
   --------------------------------------------------------------------------------------------------------------------------------
 1.Bank of North Carolina                BKNC     278,986    38.42    39.51       8.37      95.93       NA          NA        1.85
 2.CommerceSouth, Inc.                   COSO     283,913    15.72    17.41       9.20      91.57     0.39      263.72        1.32
 3.Community Bank                        CKPM     224,757     6.31     4.72       9.83      79.65     0.08          NM        2.99
 4.Community Bankshares, Inc.            SCB      325,883    14.26    12.18       9.04      93.94     0.25      347.09        1.17
 5.F & M Bank Corp.                      FMBM     292,523    11.91     7.64       9.89      93.56     0.10      497.90        0.71
 6.Fauquier Bankshares, Inc.             FBSS     308,660    10.74    14.25       8.17      82.94     0.43      224.56        1.36
 7.First National Corporation            FXNC     272,568    16.04    21.79       8.39      88.67     0.04          NM        1.04
 8.First West Virginia Bancorp, Inc.     FWV      250,634    18.04    19.08       8.47      59.16     0.48      154.13        1.43
 9.Georgia-Carolina Bancshares, Inc.     GECR     201,491    22.63    45.05       7.42      73.16     0.40      292.74        1.85
10.Middleburg Financial Corporation      MBRG     394,090    28.08    23.80       9.33      72.02     0.03          NM        1.04
11.Peoples Bancorporation, Inc.          PBCE     365,730    25.70    28.15       8.40      74.83     0.39      196.96        1.22
12.Premier Community Bankshares
   Incorporated                          PREM     341,131    29.11    27.47       8.18      93.98     0.01          NM        0.98
13.Savannah Bancorp, Inc.                SAVB     402,544    10.47     9.87       8.30      92.38     0.11      931.11        1.31
14.Valley Financial Corporation          VYFC     220,908    26.95    22.16       7.95     102.72     0.17      492.37        1.06

   --------------------------------------------------------------------------------------------------------------------------------
   Median                                         288,218    17.04    20.44       8.40      90.12     0.17      292.74        1.27
   --------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------
   Chesapeake Financial Shares, Inc.     CPKF     266,135    13.52    13.84       8.44      79.89     0.02          NM        1.52
   --------------------------------------------------------------------------------------------------------------------------------



Chesapeake Financial Shares, Inc.
Publicly Traded Comparable Analysis
------------------------------------------------------------------------------------------------------------------------------------

     Banks in the Southeast with assets $200-$500 million; Equity / Assets7%-10%; LTM Core ROAA > 1.0%; non merger target
                                                  Profitability Statistics

                                                           (1)           (2)          (3)          (4)        (5)         (6)
                                                           Net                    Non-Int.         LTM        LTM    Dividend
                                                      Interest    Efficiency       Income/        Core       Core      Payout
                                                        Margin         Ratio    Oper. Rev.        ROAA       ROAE       Ratio
     Institution Name                                      (%)           (%)           (%)         (%)        (%)         (%)
     -------------------------------------------------------------------------------------------------------------------------
   1.Bank of North Carolina                               4.24         58.38         19.64        1.01      11.19        0.00
   2.CommerceSouth, Inc.                                  4.91         60.94         17.51        1.09      11.17       19.71
   3.Community Bank                                       4.96         48.91         18.42        1.64      18.09       16.89
   4.Community Bankshares, Inc.                           3.91         56.29         32.96        1.39      15.91       22.56
   5.F & M Bank Corp.                                     3.62         55.79         12.25        1.00       9.61       51.61
   6.Fauquier Bankshares, Inc.                            5.09         64.72         21.24        1.33      15.86       39.00
   7.First National Corporation                           3.82         59.74         16.01        1.07      12.23       38.84
   8.First West Virginia Bancorp, Inc.                    4.32         53.93          9.82        1.06      12.48       42.24
   9.Georgia-Carolina Bancshares, Inc.                    3.86         69.74         61.07        1.42      20.21        0.00
  10.Middleburg Financial Corporation                     5.17         58.92         25.90        1.67      18.18       33.85
  11.Peoples Bancorporation, Inc.                         3.95         59.17         32.58        1.18      13.04       18.49
  12.Premier Community Bankshares Incorporated            4.59         55.94         14.66        1.24      14.21       14.63
  13.Savannah Bancorp, Inc.                               4.10         58.70         18.40        1.15      13.80       45.14
  14.Valley Financial Corporation                         4.18         56.44          8.05        1.03      12.04        0.00

     -------------------------------------------------------------------------------------------------------------------------
     Median                                               4.21         58.54         18.41        1.17      13.42       21.14
     -------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------
     Chesapeake Financial Shares, Inc.                    5.09         64.56         38.97        1.14      13.55       21.46
     -------------------------------------------------------------------------------------------------------------------------

Chesapeake Financial Shares, Inc.
Publicly Traded Comparable Analysis

----------------------------------------------------------------------------------------------------------------------

Banks in the Southeast with assets $200-$500 million; Equity / Assets 7%-10%; LTM Core ROAA > 1.0%; non merger target
                                                     Valuation Statistics

                                                        (1)                      (2)                (3)           (4)
                                                                              Price/
                                                     Recent                 One Year                LTM        Price/
                                                      Stock                Avg Daily               Core        Stated
                                                      Price                   Volume                EPS          Book
      Institution Name                                  ($)                 (Actual)                (x)           (x)
      ----------------------------------------------------------------------------------------------------------------
    1.Bank of North Carolina                          10.75                      961              14.73          1.53
    2.CommerceSouth, Inc.                             12.90                    2,262              12.65          1.30
    3.Community Bank                                  28.00                      270              12.44          2.01
    4.Community Bankshares, Inc.                      16.50                      932              12.60          1.85
    5.F & M Bank Corp.                                18.50                      344              16.37          1.55
    6.Fauquier Bankshares, Inc.                       14.02                    2,501              12.63          1.84
    7.First National Corporation                      37.80                      367              11.28          1.31
    8.First West Virginia Bancorp, Inc.               19.00                      293              11.88          1.38
    9.Georgia-Carolina Bancshares, Inc.               16.55                      404               7.39          1.25
   10.Middleburg Financial Corporation                45.11                    1,220              14.01          2.27
   11.Peoples Bancorporation, Inc.                    18.25                      422              16.44          1.99
   12.Premier Community Bankshares Incorporated       10.00                    3,660              12.20          1.63
   13.Savannah Bancorp, Inc.                          20.10                      705              13.96          1.79
   14.Valley Financial Corporation                    12.15                      624              11.46          1.26

      ----------------------------------------------------------------------------------------------------------------
      Median                                                                                      12.61          1.59
      ----------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------
      Chesapeake Financial Shares, Inc.               22.75                      336              10.39          1.30

                                                      26.00  [RIGHT ARROW GRAPHIC REMOVED HERE]   11.87          1.49

                                                      27.00  [RIGHT ARROW GRAPHIC REMOVED HERE]   12.33          1.54

                                                      28.00  [RIGHT ARROW GRAPHIC REMOVED HERE]   12.79          1.60

                                                      29.00  [RIGHT ARROW GRAPHIC REMOVED HERE]   13.24          1.66
      ----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                           Scott & Stringfellow, Inc.

                          Discounted Cash Flow Analysis

--------------------------------------------------------------------------------

                                  Valuation of:

                        Chesapeake Financial Shares, Inc.

--------------------------------------------------------------------------------

                            2002      2003      2004      2005      2006    CAGR
                            ----      ----      ----      ----      ----    ----
  Projected Net Income    $2,951    $3,276    $3,636    $4,036    $4,480   11.0%

         Projected EPS     $2.30     $2.55     $2.83     $3.14     $3.49   11.0%
Projected Payout Ratio    22.00%    22.00%    22.00%    22.00%    22.00%
                      --------------------------------------------------
   Projected Dividends     $0.51     $0.56     $0.62     $0.69     $0.77   11.0%
                      --------------------------------------------------


Present Value Matrix - Per Share Values
------------------------------------------------------------------------
                                  Terminal P/E Multiple

                      --------------------------------------------------
     Discount Rate          11.5x    12.0x     12.5x     13.0x     13.5x
     -------------    --------------------------------------------------

         10.0%             $27.25   $28.34    $29.42    $30.50    $31.59

         10.5%             $26.66   $27.72    $28.78    $29.84    $30.90

         11.0%             $26.09   $27.12    $28.16    $29.19    $30.23
------------------------------------------------------------------------

The above projections for the years 2002-2006 were compiled by Scott & Stringfellow with the cooperation of Management. Management and Scott & Stringfellow have deemed these projections appropriate based on the information available as of the Valuation Date, as well as our expectations concerning the Company's future performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Scott & Stringfellow, Inc.

                        Market Comparable Valuation Model
                    Price / LTM Core Earnings Ratio Analysis

--------------------------------------------------------------------------------

                                  Valuation of:

                        Chesapeake Financial Shares, Inc.

--------------------------------------------------------------------------------

Date of Valuation:                                                 June 30, 2002

Shares Outstanding:                                                    1,284,198

Total Equity                                                         $22,454,130

LTM Core Earnings:                                                    $2,823,000

Book Value Per Share:                                                     $17.48

--------------------------------------------------------------------------------

Scott & Stringfellow Research Community Bank Peer Group                Price/LTM
                                                                        Core EPS
                                                                        --------
         American National Bankshares Incorporated                         16.64
         BOE Financial Services of VA                                      11.40
         Central Virginia Bankshares, Inc.                                 11.48
         Eastern Virginia Bankshares, Inc.                                 15.34
         First United Corporation                                          11.26
         National Bankshares, Incorporated                                 11.56
         Peoples Bancorp of North Carolina, Inc.                           18.18
         Resource Bankshares Corporation                                   12.98
         Southern Financial Bancorp, Inc.                                  13.36
         Union Bankshares Corporation                                      16.52

--------------------------------------------------------------------------------

Median Peer Group Price / LTM Earnings Multiple:                          13.17x

Implied Value Per Share:                                                  $28.76

Implied Total Value:                                                 $37,183,306

Implied Value as a Multiple of Book Value:                                 1.64x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Scott & Stringfellow, Inc.

                        Market Comparable Valuation Model
                    Price / LTM Core Earnings Ratio Analysis

--------------------------------------------------------------------------------

                                  Valuation of:

                        Chesapeake Financial Shares, Inc.

--------------------------------------------------------------------------------

Date of Valuation:                                                 June 30, 2002

Shares Outstanding:                                                    1,284,198

Total Equity                                                         $22,454,130

LTM Core Earnings:                                                    $2,823,000

Book Value Per Share:                                                     $17.48

--------------------------------------------------------------------------------

Scott & Stringfellow Regional Bank Peer Group                          Price/LTM
                                                                        Core EPS
                                                                        --------

               Bank of North Carolina                                      14.73
               CommerceSouth, Inc.                                         12.65
               Community Bank                                              12.44
               Community Bankshares, Inc.                                  12.60
               F & M Bank Corp.                                            16.37
               Fauquier Bankshares, Inc.                                   12.63
               First National Corporation                                  11.28
               First West Virginia Bancorp, Inc.                           11.88
               Georgia-Carolina Bancshares, Inc.                            7.39
               Middleburg Financial Corporation                            14.01
               Peoples Bancorporation, Inc.                                16.44
               Premier Community Bankshares Incorporated                   12.20
               Savannah Bancorp, Inc.                                      13.96
               Valley Financial Corporation                                11.46

--------------------------------------------------------------------------------

Median Peer Group Price / LTM Earnings Multiple:                          12.61x

Implied Value Per Share:                                                  $27.54

Implied Total Value:                                                 $35,606,570

Implied Value as a Multiple of Book Value:                                 1.57x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Scott & Stringfellow, Inc.

                        Market Comparable Valuation Model
                      Price / 2002 Earnings Ratio Analysis

--------------------------------------------------------------------------------

                                  Valuation of:

                        Chesapeake Financial Shares, Inc.

--------------------------------------------------------------------------------

Date of Valuation:                                                 June 30, 2002

Shares Outstanding:                                                    1,284,198

Total Equity                                                         $22,454,130

2002 Projected Earnings:                                              $2,951,114

Book Value Per Share:                                                     $17.48

--------------------------------------------------------------------------------

Scott & Stringfellow Research Community Bank Peer Group          Price/Projected
                                                                         002 EPS
                                                                 ---------------
               American National Bankshares Incorporated                   16.03
               BOE Financial Services of VA                                10.92
               Central Virginia Bankshares, Inc.                           13.13
               Eastern Virginia Bankshares, Inc.                           15.87
               First United Corporation                                    10.69
               National Bankshares, Incorporated                           10.60
               Peoples Bancorp of North Carolina, Inc.                     10.22
               Resource Bankshares Corporation                             11.61
               Southern Financial Bancorp, Inc.                            14.16
               Union Bankshares Corporation                                15.95

--------------------------------------------------------------------------------

Median Peer Group Price / 2002 Earnings Multiple:                         12.37x

Implied Value Per Share:                                                  $28.43

Implied Total Value:                                                 $36,504,719

Implied Value as a Multiple of Book Value:                                 1.63x

--------------------------------------------------------------------------------

                           Scott & Stringfellow, Inc.

                        Market Comparable Valuation Model
                        Price / Book Value Ratio Analysis

--------------------------------------------------------------------------------

                                  Valuation of:

                        Chesapeake Financial Shares, Inc.

--------------------------------------------------------------------------------

Date of Valuation:                                                 June 30, 2002

Shares Outstanding:                                                    1,284,198

Total Assets:                                                       $266,134,633
Total Equity:                                                        $22,454,130
Equity / Assets:                                                           8.44%

LTM Core Earnings                                                     $2,823,000

Book Value Per Share:                                                     $17.48

--------------------------------------------------------------------------------

Scott & Stringfellow Research Community Bank Peer Group                   Price/
                                                                            Book
                                                                          ------
             American National Bankshares Incorporated                      2.23
             BOE Financial Services of VA                                   1.20
             Central Virginia Bankshares, Inc.                              1.29
             Eastern Virginia Bankshares, Inc.                              1.78
             First United Corporation                                       1.38
             National Bankshares, Incorporated                              1.42
             Peoples Bancorp of North Carolina, Inc.                        0.95
             Resource Bankshares Corporation                                2.02
             Southern Financial Bancorp, Inc.                               1.96
             Union Bankshares Corporation                                   2.12

--------------------------------------------------------------------------------

Median Peer Group Price / Book Multiple:                                   1.60x

Implied Value Per Share:                                                  $27.95

Implied Total Value:                                                 $35,892,135

--------------------------------------------------------------------------------

                           Scott & Stringfellow, Inc.

                        Market Comparable Valuation Model

                        Price / Book Value Ratio Analysis

--------------------------------------------------------------------------------

                                  Valuation of:

                        Chesapeake Financial Shares, Inc.

--------------------------------------------------------------------------------

Date of Valuation:                                                 June 30, 2002

Shares Outstanding:                                                    1,284,198

Total Assets:                                                       $266,134,633
Total Equity:                                                        $22,454,130
Equity / Assets:                                                           8.44%

LTM Core Earnings                                                     $2,823,000

Book Value Per Share:                                                     $17.48

--------------------------------------------------------------------------------

Scott & Stringfellow Regional Bank Peer Group                             Price/
                                                                            Book
                                                                            ----

            Bank of North Carolina                                          1.53
            CommerceSouth, Inc.                                             1.30
            Community Bank                                                  2.01
            Community Bankshares, Inc.                                      1.85
            F & M Bank Corp.                                                1.55
            Fauquier Bankshares, Inc.                                       1.84
            First National Corporation                                      1.31
            First West Virginia Bancorp, Inc.                               1.38
            Georgia-Carolina Bancshares, Inc.                               1.25
            Middleburg Financial Corporation                                2.27
            Peoples Bancorporation, Inc.                                    1.99
            Premier Community Bankshares Incorporated                       1.63
            Savannah Bancorp, Inc.                                          1.79
            Valley Financial Corporation                                    1.26

--------------------------------------------------------------------------------

Median Peer Group Price / Book Multiple:                                   1.59x

Implied Value Per Share:                                                  $27.76

Implied Total Value:                                                 $35,650,759

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Scott & Stringfellow, Inc.

                                Summary Analysis

--------------------------------------------------------------------------------

                                  Valuation of:

                        Chesapeake Financial Shares, Inc.

--------------------------------------------------------------------------------

                                                          Implied
                                                           Value
                                                          -------
Price / Earnings Formula
------------------------
S&S Median Price / LTM Core EPS                            $28.76
Region Median Price / LTM Core EPS                         $27.54
S&S Median Price / 2002 Proj. EPS                          $28.43
                                                          -------
                                            Average        $28.24
Price / Book Value Formula
--------------------------
S&S Median Price / Book Value                              $27.95
Region Median Price / Book Value                           $27.76
                                                          -------
                                            Average        $27.86

Discounted Cash Flow Analysis                              $28.78

Closing Stock Price on 8/29/2002                           $22.75

Final Conclusion Price Range       $22.75 [GRAPHIC OF ARROW REMOVED HERE] $28.78

--------------------------------------------------------------------------------

Chesapeake Financial Shares, Inc.
Summary Tender Offer Analysis
-------------------------------------------------------------------------------

73,299 Shares Repurchased

                                          S&S
                                         Group            No
Statistic                               Average         Tender
---------                               -------         ------

2002E EPS                                                $2.30
2003E EPS                                                $2.55
2003 EPS Growth                           6.98%          10.99%

2002E Book value / share                                $18.39
2002E Equity / assets                     9.05%           8.72%
2002E Tier 1 capital ratio               12.40%(1)       10.16%
2002E Total capital ratio                13.29%(1)       11.41%

2003E ROAA                                1.18%(2)        1.15%
2003E ROAE                               12.99%(2)       13.16%

2002 P/E Multiple                        12.37x           9.90x
2003 P/E Multiple                        10.62x           8.92x
Price / 2002E Book value / share          1.56x           1.24x



                                              Tender Offer Price Range
                                 -----------------------------------------------

Statistic                        $25.00    $26.00    $27.00     $28.00   $29.00
---------                        ------    ------    ------     ------   ------

2002E EPS
2003E EPS                         $2.66     $2.65     $2.65     $2.65     $2.65
2003 EPS Growth                   15.56%    15.48%    15.40%    15.32%    15.23%

2002E Book value / share         $17.93    $17.87    $17.81    $17.74    $17.68
2002E Equity / assets              8.02%     7.99%     7.97%     7.94%     7.91%
2002E Tier 1 capital ratio         9.30%     9.27%     9.23%     9.20%     9.17%
2002E Total capital ratio         10.55%    10.52%    10.48%    10.45%    10.42%

2003E ROAA                         1.12%     1.12%     1.12%     1.12%     1.12%
2003E ROAE                        14.01%    14.04%    14.17%    14.20%    14.25%

2002 P/E Multiple                 10.88x    11.31x    11.75x    12.18x    12.62x
2003 P/E Multiple                  9.41x     9.80x    10.18x    10.57x    10.95x
Price / 2002E Book value / share   1.39x     1.46x     1.52x     1.58x     1.64x

-------------------------
(1) YTD 6/30/02
(2) Represent LTM core profitability ratios

Chesapeake Financial Shares, Inc.
Tender Offer Analysis
--------------------------------------------------------------------------------

PRO FORMA PROJECTION - TENDER OFFER:              0 Shares at $0.00 Per Share
-----------------------------------

Projected Balance Sheet
(Figures in 000s, except per share)

                                                Historical                                      Projected
                         --------------------------------------------------       ------------------------------------

                                 FYE  Growth        FYE  Growth         YTD       Est. FYE  Growth        FYE  Growth
Assets:                         2000  Rate         2001  Rate     6/30/2002           2002    Rate       2003    Rate
                                ----               ----           ---------       --------               ----

Cash and due from banks     $  8,965   37.19%  $ 12,299    4.63%   $ 12,869       $ 12,459   16.01%  $ 14,454     8.11%

Interest Earning Assets:
   Fed funds sold + int.
   bearing deposits                -              7,674                   -          5,457    3.00%     5,621     3.00%
   Investment securities      39,555   -8.68%    36,120   21.65%     43,940         42,200   18.90%    50,176    14.00%
   Gross loans               158,456    6.66%   169,016    8.78%    183,861        189,654   10.00%   208,619    10.00%
   Less:  allowance for
   loan losses                (2,125)  19.58%    (2,541)  10.27%     (2,802)        (3,045)   2.77%    (3,129)   10.00%
                            --------           --------            --------         ------   -----     ------
   Loans, net                156,331    6.49%   166,475    8.76%    181,059        186,609   10.12%   205,490    10.00%
Total interest earning
assets, net                  195,886    7.34%   210,269    7.01%    224,999        234,266   11.53%   261,287    10.62%

Fixed and other assets        19,362   15.88%    22,436   25.99%     28,267         23,959    5.00%    25,157     7.00%

Total Assets                $224,213    9.27%  $245,004    8.62%   $266,135       $270,684   11.16%  $300,897    10.19%
                            ========           ========            ========       ========   =====   ========
Liabilities and
Shareholders' Equity:

Deposits:
   Noninterest bearing      $ 27,397   22.61%  $ 33,592   14.75%   $ 38,546       $ 35,024   10.00%  $ 38,526    11.00%
   Interest bearing          166,647    6.95%   178,226    7.51%    191,604        199,796   10.00%   219,776    10.65%
                            --------           --------            --------       --------   -----   --------
Total deposits               194,044    9.16%   211,818    8.65%    230,150        234,820   10.00%   258,302    10.70%

Other borrowed funds           9,500    5.26%    10,000    9.87%     10,987          9,553   39.20%    13,298     1.00%
Other liabilities              2,339   11.63%     2,611   -2.60%      2,543          2,697   16.00%     3,129     2.00%
                            --------           --------            --------       --------   -----   --------

Total liabilities            205,883    9.01%   224,429    8.58%    243,681        247,070   11.19%   274,728    10.13%

Shareholders' Equity:
   Common stock and
   paid-in capital             6,303              6,507               6,731          6,731              6,731
   Retained earnings          11,473             13,553              14,695         15,855             18,410
   Unrealized gain (loss)
   on AFS securities             554                515               1,028          1,028              1,028
                            --------           --------            --------       --------           --------
Total shareholders'
equity                        18,330   12.25%    20,575    9.13%     22,454         23,614   10.82%    26,169    10.84%

Total Liabilities and
Shareholders' Equity        $224,213    9.27%  $245,004    8.62%   $266,135       $270,684   11.16%  $300,897    10.19%
                            ========           ========            ========       ========           ========

                                     Projected
                            ---------------------------
Assets:                          FYE   Growth       FYE
                                2004   Rate        2005
                                ----               ----
Cash and due from banks     $ 15,626    6.99%  $ 16,718

Interest Earning Assets:
   Fed funds sold + int.
   bearing deposits            5,789    3.00%     5,963
   Investment securities      57,200   13.50%    64,920
   Gross loans               229,481   10.00%   252,418
   Less:  allowance for
   loan losses                (3,442)  10.00%    (3,786)
                            --------           --------

   Loans, net                226,039   10.00%   248,632
Total interest earning
assets, net                  289,029   10.55%   319,514

Fixed and other assets        26,918    7.00%    28,802

Total Assets                $331,573   10.09%  $365,034
                            ========           ========
Liabilities and
Shareholders' Equity:

Deposits:
   Noninterest bearing      $ 42,764   10.00%  $ 47,041
   Interest bearing          243,182   10.50%   268,728
                            --------           --------
Total deposits               285,946   10.43%   315,769

Other borrowed funds          13,431   -3.00%    13,028
Other liabilities              3,191   28.00%     4,085
                            --------           --------

Total liabilities            302,568   10.02%   332,881

Shareholders' Equity:
   Common stock and
   paid-in capital             6,731              6,731
   Retained earnings          21,245             24,394
   Unrealized gain (loss)
   on AFS securities           1,028              1,028
                            --------           --------
Total shareholders'
equity                        29,005   10.85%    32,153

Total Liabilities and
Shareholders' Equity        $331,573   10.09%  $365,034
                            ========           ========

Chesapeake Financial Shares, Inc.
Tender Offer Analysis

-----------------------------------------------------------------------------------------------------------------------------

PRO FORMA PROJECTION - TENDER OFFER:   0    Shares at  $0.00   Per Share
------------------------------------

Relevant Assumptions                                     Historical                               Projected
                                                -----------------------------    --------------------------------------------

                                                   FYE       FYE         YTD      Est. FYE       FYE         FYE         FYE
                                                  2000      2001   6/30/2002          2002      2003        2004        2005
                                                  ----      ----   ---------          ----      ----        ----        ----

Earning assets / total assets                   88.31%    86.86%      85.60%        87.67%    87.88%      88.21%      88.57%
Gross loans / deposits                          81.66%    79.79%      79.89%        80.77%    80.77%      80.25%      79.94%
Non-interest bearing deposits / total deposits  14.12%    15.86%      16.75%        14.92%    14.92%      14.96%      14.90%
Equity / assets                                  8.18%     8.40%       8.44%         8.72%     8.70%       8.75%       8.81%
Tangible equity / tangible assets                8.18%     8.40%       8.44%         8.72%     8.70%       8.75%       8.81%
Allowance for loan loss / gross loans            1.34%     1.50%       1.52%         1.61%     1.50%       1.50%       1.50%
Net charge-offs / average gross loans            0.37%     0.17%       0.11%         0.16%     0.15%       0.15%       0.15%
Loan loss provision / net charge-offs           75.84%   248.04%     234.54%       268.00%   128.64%     195.24%     195.19%
Return on average assets                         1.06%     1.13%       1.12%         1.14%     1.15%       1.15%       1.16%
Return on average equity                        13.34%    13.82%      13.50%        13.36%    13.16%      13.18%      13.20%

Loan loss reserve analysis
--------------------------

Beginning reserve                               $2,254    $2,125      $2,541        $2,541    $3,045      $3,129      $3,442
Net charge-offs                                    534       281         194           300       294         329         361
Loan loss provision                                405       697         455           804       379         642         705
                                                ------    ------      ------        ------    ------      ------      -------
Ending reserve (1)                              $2,125    $2,541      $2,802        $3,045    $3,129      $3,442      $3,786
                                                ======    ======      ======        ======    ======      ======      =======

Notes: (1) Loan loss reserve forecast is driven by a target reserve / gross loan ratio and an estimated net charge-off / average gross loan ratio.

Chesapeake Financial Shares, Inc.
Tender Offer Analysis

----------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PROJECTION - TENDER OFFER:     -      Shares at     NA     Per Share
------------------------------------

Projected Income Statements
(Figures in 000s, expect per share)

                                                      Projected Fiscal 2003       Projected Fiscal 2004    Projected Fiscal 2005
                                                    -------------------------  -------------------------  ------------------------

                                                    Average  Yield/  Income/    Average  Yield/ Income/   Average   Yield/ Income/
Interest Earning Assets:                            Balance   Rate   Expense    Balance    Rate Expense   Balance    Rate  Expense
                                                    -------  ------  -------    -------  ------ -------   -------   -----  -------
   Fed funds sold                                    $2,810   1.75%      $49     $5,705   2.25%    $129    $5,876   2.25%    $132
   Investment securities                             47,058   6.40%    3,014     53,688   6.40%   3,438    61,060   6.40%   3,905
   Gross loans                                      196,240   8.41%   16,514    219,050   8.42%  18,453   240,950   8.42%  20,276
                                                    ------------------------------------------------------------------------------
Total interest earning assets                       246,108   7.95%   19,577    278,443   7.91%  22,020   307,886   7.90%  24,313

Non-interest bearing deposits                        38,536   0.00%      -       40,645   0.00%     -      44,903   0.00%     -
Interest-bearing deposits                           205,690   4.00%    8,217    231,479   4.00%   9,259   255,955   4.03%  10,319
Other borrowed funds                                 12,142   6.00%      729     13,364   6.00%     802    13,229   6.00%     794
                                                    ------------------------------------------------------------------------------

Total interest-bearing
  liabilities                                       256,369   3.49%    8,946    285,488   3.52%  10,061   314,087   3.54%  11,113

Net interest income (margin)                                  4.32%   10,631              4.29%  11,959             4.29%  13,200


Provision for loan loss                                                  379                        642                       705

Other income - Y-O-Y Growth         8.00%                              5,544      8.00%           5,987     8.00%           6,466
Other expenses - Y-O-Y Growth       9.00%                             11,429      9.00%          12,457     9.00%          13,578

Security gains (losses)                                                  -                          -                          -
                                                                      ------                      -----                    ------

Income before taxes                                                    4,367                      4,847                     5,382
Income tax expense                 25.00%                              1,092     25.00%           1,212    25.00%           1,345
                                                                      ------                     ------                    ------
                                          Proj.2002
                                          ---------
Net income (1)                             $2,951                     $3,276                     $3,636                    $4,036
                                                                     =======                     ======                    ======

Earnings per share                          $2.30                      $2.55                      $2.83                     $3.14
EPS - annual growth rate                                              10.99%                     10.99%                    11.03%


Estimated dividend per share                                           $0.56                      $0.62                     $0.69
Estimated total dividends                                               $721                       $800                      $888
Dividend payout ratio (2)                                             22.00%                     22.00%                    22.00%



   Notes:   (1)   Estimates provided by management.
            (2)   Estimated using historical dividend payout ratio

Chesapeake Financial Shares, Inc.
Tender Offer Analysis

------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA PROJECTION - TENDER OFFER:    -    Shares at     NA     Per Share
------------------------------------

Projected Cash Flow Statement

                                                                       Projected Fiscal Years Ended December 31,
                                                              ----------------------------------------------------------

                                                                 2003                     2004                   2005
                                                                 ----                     ----                   ----
Cash Flows from Operating Activities:
   Net income                                                  $3,276                   $3,636                 $4,036

Cash Flows from Investing and Financing Activities:
   Changes in fed funds sold + interest bearing deposits         (164)                    (169)                  (173)
   Changes in investment securities                            (7,976)                  (7,025)                (7,719)
   Changes in net loans                                       (18,881)                 (20,549)               (22,593)
   Changes in fixed asset and other assets                     (1,198)                  (1,761)                (1,884)
   Changes in deposits                                         23,482                   27,644                 29,823
   Changes in other borrowed funds                              3,745                      133                   (403)
   Changes in other liabilities                                   432                       63                    894
   Changes in common stock                                         -                        -                      -
   Changes in AFS security value                                   -
   Dividends on common stock                                     (721)                    (800)                  (888)
                                                              --------                 --------               --------

Net cash provided by investing and financing activities        (1,281)                  (2,464)                (2,944)

Net increase (decrease) in cash                                 1,995                    1,172                  1,092

Beginning cash                                                 12,459                   14,454                 15,626
                                                              --------                 --------               --------
Ending cash                                                   $14,454                  $15,626                $16,718
                                                              ========                 ========               ========